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                                                                   EXHIBIT 10.20
                         SECOND MODIFICATION OF GUARANTY


This Modification of Guaranty dated October 8, 1996 made by Pro-Fac Cooperative, Inc. ("Guarantor") modifies the Guaranty dated as of November 3, 1994, as amended, made by Guarantor in favor of the Springfield Bank for Cooperatives, now known as CoBank, ACB.

The Guaranty referenced above is modified as follows:

(1) Section 10 entitled Financial Covenants is modified by striking out subsections 10.1 and 10.6 respectively entitled Minimum Working Capital and Capital Expenditures and substituting new subsections 10.1 entitled Minimum Working Capital and 10.6 entitled Capital Expenditures reading as follows:

         10.1 Minimum Working  Capital.  The Guarantor will achieve and maintain
consolidated   working   capital  of  not  less  than  Ninety  Million   Dollars
($90,000,000) as of September 30, 1996 and the end of each month thereafter.

         10.6 Capital Expenditures. The Guarantor and its Subsidiaries will not purchase any fixed or capital assets (collectively, "Capital Expenditures") in any Fiscal Year of the Guarantor and its Subsidiaries in excess of $20,000,000 in the aggregate.

The Guaranty is hereby amended accordingly but otherwise shall remain in full force and effect.

IN WITNESS WHEREOF, Pro-Fac Cooperative, Inc. has executed and delivered this Modification of Guaranty on October 22, 1996.


                                            PRO-FAC COOPERATIVE, INC.



                                            By  /s/ William D. Rice
                                                Its Assistant Treasurer

                                   CoBANK, ACB


                          LOAN AGREEMENT NO. T-6184-G,
                        T-6186-G, S-6183-G, and S-6181-G

                              As of October 8, 1996

CURTICE-BURNS FOODS, INC.
--------------------------------------------------------------------

                                 MODIFICATION OF

            TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Curtice-Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ("Borrower") and Springfield Bank for Cooperatives, now known as CoBank, ACB ("Bank"),as previously amended is hereby further amended as follows:

(1) Section 2.13 entitled Interest is modified by deleting subsection b in its entirety and therefor a new subsection is substituted reading as follows:

         (b) The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of the Loans made under this Agreement, other than with respect to each Tranche of Fixed Rate Program Loans prior to the relevant Tranche Maturity Date therefor:

                  (i) for a Prime Loan, at a rate per annum equal to (A) with respect to the Term Loan and Term Loan Facility Loans, the Prime Rate plus one-half percent (.50%), and (B) with respect to the Seasonal Loans, the Prime Rate;

                  (ii) for a LIBOR loan, at a rate per annum equal to (A) with respect to the Term Loan and Term Loan Facility Loans, the LIBOR Rate plus two and six-tenths percent (2.6%); and (B) with respect to the Seasonal Loans, the LIBOR Rate plus two percent (2%); and

                  (iii) for a Treasury-Based  Loan, at a rate per annum equal to
(A) with respect to the Term Loan and Term Loan Facility Loans, the Treasury-Based Rate plus three percent (3%), and (B) with respect to the Seasonal Loans, the Treasury-Based Rate plus two and twenty-five hundredths percent (2.25%);

The Borrower agrees to execute such additional documents, including amendments and modifications of the Seasonal Note, and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

                  All terms of the Term Loan, Term Loan Facility and Seasonal Loan Agreement and any other related loan and collateral documents (collectively "Loan Documents") remain in full force and effect and are hereby ratified and confirmed, except to the extent modified by this Agreement, by Borrower.

                  All Financial Statements and disclosures submitted to the Bank under the Loan Documents are true and accurate in all material respects. Except as previously disclosed to the Bank, there has been no material adverse change in the financial condition or operations of Borrower.

The Loan Documents are not subject to any offset, claim, or defense by Borrower.

All liens  granted by  Borrower to the Bank (i) remain in full force and effect,
(ii) are not subject to any claim or defense, and (iii) retain a first priority lien position.

To the best of Borrower's knowledge, there are no liens, other than liens granted under the Loan Documents, on any real or personal property of Borrower.

                   CoBANK, ACB (formerly known as Springfield
                                Bank for Cooperatives)


                            By /s/ Ralph T. Lawrence
                                   Its Vice President

ACCEPTED AND AGREED TO:  10/22/96
                          (Date)
CURTICE-BURNS FOODS, INC. (successor to merger between PF
Acquisition Corp. and Curtice-Burns Foods, Inc.)


By /s/ William D. Rice
       Its Senior Vice President

ACKNOWLEDGED AND AGREED TO:  10/22/96
                             (Date)
PRO-FAC COOPERATIVE, INC.


By /s/ William D. Rice
       Its Assistant Treasurer

ACKNOWLEDGED AND AGREED TO:  10/22/96
                             (Date)
CURTICE-BURNS EXPRESS, INC.
CURTICE-BURNS MEAT SNACKS, INC.
FINGER LAKES PACKAGING COMPANY, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
NALLEY'S CANADA LIMITED
QUALITY SNAX OF MARYLAND, INC.
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By  /s/ William D. Rice
        Its Vice President

CoBANK, ACB


                                                 LOAN AGREEMENT NO. T-6184-H,
                                                 6186-H, S-6183-H, and S-6181-H

                                                     December 20, 1996

CURTICE-BURNS FOODS, INC.

                                 MODIFICATION OF

            TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Curtice-Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ("Borrower") and Springfield Bank for Cooperatives, now known as CoBank, ACB ("Bank"),as amended, is hereby further amended as follows:

(1) Section 1.1 entitled Defined Terms is modified by changing the definition of "Maximum Credit" to, at any time, Seventy-Six Million Dollars ($76,000,000).

(2) Section 2.7 entitled Seasonal Loan Facility is modified by limiting the Seasonal Loans to an aggregate principal amount not to exceed at any time outstanding the lesser of (a) the lesser of (i) Seventy-Six Million Dollars ($76,000,000) and (ii) the Borrowing Base, and (b) the Curtice -Burns Maximum Credit (the "Seasonal Loan Commitment").

         Section 2.7 entitled Seasonal Loan Facility is further modified to allow the Bank to make Seasonal Loans to the Borrower from time to time during the period from January 3, 1997 through December 31, 1997. The Bank may, at its option, renew the Seasonal Loan Commitment for one or more successive one
(1)-year periods from and after December 31, 1997.

(3) Section 2.9 entitled Repayment of Seasonal Loans is deleted in its entirety and therefor a new section is substituted reading as follows:

         Repayment of Seasonal Loans. The principal amount of the Seasonal Loans shall be repaid in full on or before January 1, 1998, provided, however, that to the extent the outstanding amount thereof exceeds, at the end of any month, the Borrowing Base at the end of such month, such excess(es) shall be immediately due and payable upon demand by the Bank.

(4) Section 2.14 entitled Fees is modified by deleting paragraph (b) in its entirety and substituting a paragraph reading as follows:

         (b) Commitment Fee. In consideration of the Bank's Commitment to make Term Loan Facility Loans on the terms and conditions set forth in this Agreement, the Borrower agrees to pay to CoBank a commitment fee on the average daily unused portion of the Term Loan Facility Commitment at the rate of; (i)1/4 of 1% per annum on the first $71,800,000; and (ii) 45/100 of 1% per annum on the portion above $71,800,000, payable monthly in arrears on the first day of each month during the period from January 1, 1997 through and including September 1, 1999. The Commitment Fee shall be in addition to all interest and other sums and charges due and payable with respect to the Term Loan Facility Loans.

(5) Section 2.14 entitled Fees is modified by deleting paragraph (c) in its entirety and substituting a paragraph reading as follows:

         (c) The Borrower agrees to pay an origination fee ("Origination Fee") of 55/100 of 1 percent (.55%) on the Seasonal Loan Facility to be billed by the Bank.


(6) Section 3.1 entitled Letter of Credit Accommodations is modified to allow the Bank to provide the Borrower with a Letter of Credit Facility during the period from January 3, 1997 through December 31, 1997. The Bank may, at its sole option, renew the Commitment for Letter of Credit Accommodations for one or more successive one (1)- year periods from and after December 31, 1997.

(7) Schedule 3.2 entitled Letter of Credit Fees and Commissions is modified by deleting it in its entirety and substituting a new schedule reading as follows:

         Issuance Fee for each Letter of Credit Accommodation issued:

                  1% of the face amount of the Letter of Credit Accommodation.

                  All terms of the Term Loan, Term Loan Facility and Seasonal Loan Agreement and any other related loan and collateral documents (collectively "Loan Documents") remain in full force and effect and are hereby ratified and confirmed, except to the extent modified by this Agreement, by Borrower.

                  All Financial Statements and disclosures submitted to the Bank under the Loan Documents are true and accurate in all material respects. Except as previously disclosed to the Bank, there has been no material adverse change in the financial condition or operations of Borrower.

The Loan Documents are not subject to any offset, claim, or defense by Borrower.

All liens  granted by  Borrower to the Bank (i) remain in full force and effect,
(ii) are not subject to any claim or defense, and (iii) retain a first priority lien position.

To the best of Borrower's knowledge, there are no liens, other than liens granted under the Loan Documents, on any real or personal property of Borrower.

(The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

                               CoBANK, ACB (formerly known as Springfield
                                             Bank for Cooperatives)


                              By /s/ Ralph Lawrence
                                     Its Vice President


ACCEPTED AND AGREED TO:  12/26/96
                          (Date)
CURTICE-BURNS FOODS, INC. (successor to merger between PF
Acquisition Corp. and Curtice-Burns Foods, Inc.)


By  /s/ William D. Rice
        Its Senior Vice President

ACKNOWLEDGED AND AGREED TO:  12/26/96
                              (Date)
PRO-FAC COOPERATIVE, INC.


By  /s/ William D. Rice
        Its Assistant Treasurer

ACKNOWLEDGED AND AGREED TO:         12/26/96
                                     (Date)
CURTICE-BURNS EXPRESS, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By  /s/ William D. Rice
        Its Vice President

                                   CoBANK, ACB


                                                   LOAN AGREEMENT NO. T-6184-I,
                                              T-6186-I, S-6183-I, and S-6181-I

                                                     May 27, 1997

CURTICE-BURNS FOODS, INC.

                                 MODIFICATION OF

            TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Curtice-Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ("Borrower") and Springfield Bank for Cooperatives, now known as CoBank, ACB ("Bank"),as amended, is hereby further amended as follows:

(1) Section 1.1 entitled Defined Terms is modified by changing the definition of "Maximum Credit" to, at any time, Sixty-Six Million Dollars ($66,000,000).

(2) Section 2.7 entitled Seasonal Loan Facility is modified by limiting the Seasonal Loans to an aggregate principal amount not to exceed at any time outstanding the lesser of (a) the lesser of (i) Sixty-Six Million Dollars ($66,000,000) and (ii) the Borrowing Base, and (b) the Curtice -Burns Maximum Credit (the "Seasonal Loan Commitment").

(3) Section 3.7 entitled L/C Limit is modified by increasing the L/C Limit outstanding at any time to Eighteen Million Dollars ($18,000,000).


                  All terms of the Term Loan, Term Loan Facility and Seasonal Loan Agreement and any other related loan and collateral documents (collectively "Loan Documents") remain in full force and effect and are hereby ratified and confirmed, except to the extent modified by this Agreement, by Borrower.

All Financial Statements and disclosures submitted to the Bank under the Loan Documents are true and accurate in all material respects. Except as previously disclosed to the Bank, there has been no material adverse change in the financial condition or operations of Borrower.

The Loan Documents are not subject to any offset, claim, or defense by Borrower.

All liens  granted by  Borrower to the Bank (i) remain in full force and effect,
(ii) are not subject to any claim or defense, and (iii) retain a first priority lien position.

To the best of Borrower's knowledge, there are no liens, other than liens granted under the Loan Documents, on any real or personal property of Borrower.

The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

                              CoBANK, ACB (formerly known as Springfield
                                           Bank for Cooperatives)


                              By /s/ Ralph Lawrence
                                     Its Vice President


ACCEPTED AND AGREED TO:  May 27, 1997
                            (Date)
CURTICE-BURNS FOODS, INC. (successor to merger between PF
Acquisition Corp. and Curtice-Burns Foods, Inc.)


By  /s/ Earl L. Powers
        Its Vice President

ACKNOWLEDGED AND AGREED TO:  May 27, 1997
                               (Date)
PRO-FAC COOPERATIVE, INC.


By  Earl L. Powers
    Its Vice President

ACKNOWLEDGED AND AGREED TO:  May 27, 1997
                                (Date)
CURTICE-BURNS EXPRESS, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By  /s/ Earl L. Powers
        Its Vice President

                         THIRD MODIFICATION OF GUARANTY



This  Modification  of Guaranty dated May 27, 1997 made by Pro-Fac  Cooperative,
Inc. ("Guarantor") modifies the Guaranty dated as of November 3, 1994, as amended, made by Guarantor in favor of the Springfield Bank for Cooperatives, now known as CoBank, ACB.

The Guaranty referenced above is modified as follows:

(1) Section 10 entitled Financial Covenants is modified by striking out subsection 10.1 entitled Minimum Working Capital and substituting new subsection
10.1 entitled Minimum Working Capital reading as follows:

         10.1 Minimum Working Capital. The Guarantor will achieve and maintain consolidated working capital of not less than Fifty-Five Million Dollars ($55,000,000) as of May 31, 1997 and the end of each month thereafter.


The Guaranty is hereby amended accordingly but otherwise shall remain in full force and effect.

IN WITNESS WHEREOF, Pro-Fac Cooperative, Inc. has executed and delivered this Modification of Guaranty on May 27, 1997.


                                            PRO-FAC COOPERATIVE, INC.



                                            By  /s/ Earl L. Powers
                                            Its Vice President - Finance

                                   CoBANK, ACB


                                                  LOAN AGREEMENT NO. PROSEAS-B

                                                     May 27, 1997

PRO-FAC COOPERATIVE, INC.

                                 MODIFICATION OF

                             SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Seasonal Loan Agreement dated as of June 28, 1996, entered into between Pro-Fac Cooperative, Inc. ("Borrower") and CoBank, ACB ("Bank") is hereby amended as follows:

(1) Section 1.1 entitled Defined Terms is modified by changing the definition of "Maximum Credit" to, at any time, Sixty-Six Million Dollars ($66,000,000).

(2) Section 2.7 entitled Seasonal Loans is deleted in its entirety and therefor a new section is substituted reading as follows:

         Seasonal Loans. The Bank agrees upon the terms and subject to the conditions set forth in this Agreement to make Seasonal Loans (the "Seasonal Loans" or "Loans") to the Borrower from time to time during the period from January 3, 1997 through December 31, 1997 in an aggregate principal amount ( the "Seasonal Loan Commitment" or "Commitment") not to exceed the lesser of (a) the lesser of (i) $20,000,000 and (ii) the Borrowing Base and (b) the Pro-Fac Maximum Credit. Within the limits of the Seasonal Loan Commitment, the Borrower may borrow, repay pursuant to Section 2.16 and reborrow under Section 2.7 The Bank may, at its option, renew the Seasonal Loan Commitment for one or more successive one (1)-year periods from and after December 31, 1997.


                  All terms of the Seasonal Loan Agreement and any other related loan and collateral documents (collectively "Loan Documents") remain in full force and effect and are hereby ratified and confirmed, except to the extent modified by this Agreement, by Borrower.

                  All Financial Statements and disclosures submitted to the Bank under the Loan Documents are true and accurate in all material respects. Except as previously disclosed to the Bank, there has been no material adverse change in the financial condition or operations of Borrower.

The Loan Documents are not subject to any offset, claim, or defense by Borrower.

All liens  granted by  Borrower to the Bank (i) remain in full force and effect,
(ii) are not subject to any claim or defense, and (iii) retain a first priority lien position.

 To the best of Borrower's knowledge, there are no liens, other than liens granted under the Loan Documents, on any real or personal property of Borrower.

The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

The Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.
                                                   CoBANK, ACB


                                           By /s/ Ralph Lawrence
                                                   Its Vice President


                                               PRO-FAC COOPERATIVE, INC.


                                           By /s/ Earl L. Powers
                                                  Its Vice President - Finance